SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2004
                                                           ------------

                         KINGS ROAD ENTERTAINMENT, INC.
                         -----------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of Incorporation or organization)

        0-14234                                           95-3587522
        -------                                           ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

447 B Doheny Drive, Beverly Hills, California                  90210
---------------------------------------------                  -----
  (Address of principal executive offices)                   (Zip Code)

                                  310-278 9975
                                  ------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.
         ------------

     Press Release Announcing Date of Annual Meeting
     -----------------------------------------------

     On May 13, 2004, Kings Road Entertainment, Inc. (the "Company") issued a Press Release announcing the date of the 2004 annual meeting of stockholders and certain other information. A copy of this press release is attached hereto as
Exhibit 99.1.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 5. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                               Kings Road Entertainment, Inc.
                                               (Registrant)



Dated: May 13, 2004                            /s/ Geraldine Blecker
                                               _________________________________
                                               By:  Geraldine Blecker
                                               Its:  Chief Executive Officer



Dated: May 13, 2004                            /s/ H. Martin DeFrank
                                               _________________________________
                                               By:  H. Martin DeFrank
                                               Its:  President and
                                                     Chief Financial Officer

INDEX TO EXHIBITS
-----------------

Exhibit Number                      Exhibit
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99.1                                Press Release dated May 13, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.